Payments, by Project - 12 months ended Dec. 31, 2024 - USD ($) $ in Thousands		Taxes	Royalties	Total Payments
Total		$ 575,500	$ 4,424	$ 579,924
Onshore U.S. - North Dakota [Member]
Total			$ 4,424
Entity Level Payment [Member]
Total	[1]	$ 575,500

[1]	Represents U.S. federal income tax payments, including $53.5 million in U.S. federal income tax paid by Viper Energy, Inc., a mineral and royalty interest-owning subsidiary of Diamondback Energy, Inc. consolidated on its balance sheet.